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                                                                    Exhibit 10.5

           [LOGO]
   American National Bank                                Subordination Agreement
and Trust Company of Chicago                                  All Debt and Liens

 A BANK [LOGO] ONE Company

Alltech Associates, Inc. (the "Borrower") is indebted to Richard A. Dolan (the "Creditor"), whose address is 288 PEMBROKE DR, LAKE FOREST IL 60045, in the principal amount of $2,800,000.00 as evidenced by promissory note(s) dated 5/30/02 and in the amount(s) as follows: $2,800,000.00. That debt is unsecured.

The Borrower and the Creditor wish to induce American National Bank and Trust Company of Chicago, whose address is 111 E. Busse Avenue, Mount Prospect, IL 60056, and its successors and assigns (the "Bank"), to make or continue loans or otherwise extend or continue credit to the Borrower or accept the Borrower's guaranties of the debt of others to the Bank. The Bank is willing to extend or continue such credit or accept such guaranties on the condition, among others, that this agreement be executed by the Borrower and the Creditor and delivered to the Bank.

THEREFORE, the Borrower and the Creditor severally represent and promise to each other and to the Bank as follows:

1.   Definitions.
     As used in this agreement the following terms have the following meanings:

     (a) "Bank Debt" means Liabilities to the Bank and to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, including without limitation costs of collecting those Liabilities and interest accruing on those Liabilities after the commencement of bankruptcy or similar insolvency proceedings.

     (b) "Liabilities" means all obligations, indebtedness or liabilities of the Borrower now existing or later arising, including, without limitation, all loans, advances, interest, costs, overdraft indebtedness, credit card indebtedness, lease obligations, or obligations relating to any Rate Management Transaction, all monetary obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether the Borrower may be liable jointly with others or individually liable as a debtor, maker, co-maker, drawer, endorser, guarantor, surety or otherwise, and whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or unliquidated.

     (c) "Rate Management Transaction" shall mean any transaction (including an agreement with respect thereto) whether now existing or hereafter entered into between the Borrower and any person or entity, which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

     (d) "Subordinated Debt" means Liabilities to the Creditor, including without limitation the debt described above.

2. Subordination. The Subordinated Debt is subordinated in right of payment to the Bank Debt in accordance with this agreement. The Creditor and the Borrower agree to make appropriate entries in their books and records and stamp all instruments or documents evidencing the Subordinated Debt with a legend that the Subordinated Debt is expressly subject to this agreement.

3. Permitted Payments. Without the prior written consent of the Bank, the Borrower shall not make or give, and the Creditor shall not accept, any payment or other thing of value, on account of the Subordinated Debt, except the Borrower may pay and the Creditor may accept currently accruing interest on the Subordinated Debt if (a) the Borrower is not in default under the Bank Debt and (b) the making of the payment to the Creditor will not cause a default under the Bank Debt.

     In any event, the Borrower shall not prepay and the Creditor shall not accept prepayment of all or any portion of the Subordinated Debt without the prior written consent of the Bank.

4. Payment to the Bank of Payments and Distributions on Account of Subordinated Debt. Except for sums received by the Creditor in accordance with Section 3, the Creditor shall promptly pay or otherwise deliver to the Bank all amounts and other things of value which the Creditor may receive on account of the Subordinated Debt (in this Section 4, "Non-Permitted Payments"). Any Non-Permitted Payments shall be held in trust by the Creditor for the benefit of the Bank until paid or delivered to the Bank.

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     in any bankruptcy, liquidation, insolvency, receivership, or similar proceeding, whether law or in equity, or pursuant to state or federal law, the Bank shall be entitled to receive payment in full of the Bank Debt from payments or other distributions made on account of the Bank Debt and on account of the Subordinated Debt from the assets of the Borrower, (including interest after the commencement of any such proceeding at the rate(s) specified in the Bank Debt, whether or not such interest is an allowable claim in such proceeding) before the Creditor is entitled to receive any payment or thing of value on account of the Subordinated Debt.

5. Subordination of Liens. Except for the property described as security above, the Borrower has not given and shall not give, and the Creditor has not received and shall not accept any security for the Subordinated Debt. The Creditor expressly subordinates all of its rights in any collateral now or later securing the Subordinated Debt (the "Collateral") to all present and future rights of the Bank in any of the Collateral to secure the Bank Debt, without regard to the time or order of attachment or perfection of any security interest, the time or order of filing any financing statement, or the giving or failure to give any notice of the acquisition or expected acquisition of any purchase money security interest. The Creditor consents to the creation and continuance of all present and future security interests of the Bank in the Collateral to secure the Bank Debt and to the enforcement of those security interests, including the removal of the Collateral from the real property of the Borrower. The Creditor agrees to fully cooperate with the Bank and not to delay, impede or otherwise interfere with the efforts of the Bank to secure payment from the assets which secure the Bank Debt including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the Bank's collateral free and clear of all liens. This subordination as to the Collateral is intended to define the rights and duties of the Bank and the Creditor; it is not intended that any third party shall benefit from it. If the effect of any provision of this subordination would be to give any third party a priority status to which that party would not otherwise be entitled, that provision shall, to the extent necessary to avoid that priority, be given no effect and the rights and priorities of the Bank and the Creditor shall be determined in accordance with applicable law.

6. Grant of Security Interest in Subordinated Debt. To secure the prompt payment and performance of the Bank Debt, the Creditor grants the Bank a security interest in the Subordinated Debt, in all instruments evidencing the Subordinated Debt, in the Collateral, and in all other rights of the Creditor related to the Subordinated Debt. The Creditor shall deliver to the Bank all notes and other instruments evidencing any Subordinated Debt, with such endorsement as the Bank may reasonably require. In addition, the Creditor shall execute and deliver to the Bank all financing statements that the Bank may reasonably require in order to perfect the Bank's rights and interests under this agreement. The Creditor authorizes the Bank, if permitted by applicable law, to file one or more financing statements related to the security interests created by this agreement.

7. Bank's Authority to Act with Respect to Subordinated Debt. The Creditor irrevocably appoints the Bank its attorney-in-fact, with full power of substitution, in either the Bank name or the Creditor's name, to sign financing statements, to endorse instruments, to execute and file proofs of claim or other documents, and to take any other action regarding all or any part of the Subordinated Debt necessary or appropriate to insure payment to the Bank of all payments and other distributions on account of the Subordinated Debt, instruments evidencing the Subordinated Debt, or the Collateral. The Creditor will pay to the Bank all costs reasonably incurred by the Bank for the purpose of enforcing its rights hereunder, to the extent not prohibited by law, including, without limitation: costs of foreclosure; costs of obtaining money damages; and a reasonable fee for the services of internal and outside attorneys employed or engaged by the Bank for any purpose related to this agreement, including, without limitation, consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or any proceeding. The Bank's compliance with any applicable state or federal law requirements in connection with the disposition of the collateral granted pursuant to this agreement will not adversely affect the commercial reasonableness of any sale of such collateral. Notwithstanding the foregoing, the Bank shall not be liable to the Creditor for any failure to prove the existence, amount, or circumstances of the Subordinated Debt, to exercise any right related to it or to collect any sums payable on it or distributions attributable to it.

8. Creditor's Representations and Promises. The Creditor represents to the Bank that (a) it is the sole holder of the Subordinated Debt with full power to make the subordinations and assignments set forth in this agreement, (b) it has not made or permitted any assignment or transfer, as security or otherwise, of the Subordinated Debt, of any instrument evidencing the Subordinated Debt, or of any of the Collateral, and it shall not do so as long as this agreement remains in effect, and (c) it has extended the Subordinated Debt and entered into this agreement based on its own independent investigation (or decision not to investigate) the financial condition of the Borrower, and has not relied on and shall not rely on any representation or information of any nature regarding the Borrower made by or received from the Bank.

9. Waivers. The Borrower and the Creditor each waive (a) notice of acceptance of this agreement, and (b) demand, presentment, notice of dishonor and protest in the collection of the Bank Debt or the Subordinated Debt. No waiver of any provision of this agreement shall be effective against the Bank unless such waiver is in writing and signed by the Bank. No delay or omission by the Bank in exercising any right shall operate as a waiver of such right or any other right.

10. Action Regarding Bank Debt. Without notice to or the consent of the Creditor, the Bank may take or refrain from taking any action regarding the Bank Debt that it deems appropriate, including without limitation (a) amending, modifying, extending or renewing the Bank Debt or changing any interest rate applicable to it, (b) releasing, compromising, or settling any claim related to the Bank Debt, (c)

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     forbearing or agreeing to forbear from forcing any right or remedy related to the Bank Debt, including rights and remedies against any guarantor, surety or accommodation party of all or any part of the Bank Debt, (d) determining when and in what order payments and credits shall be made to the Bank Debt; or (e) substituting, releasing or exchanging any Collateral for or other property securing the Bank Debt. The Bank shall not be required to perfect any security interest in any Collateral or other property securing the Bank Debt. The Creditor waives and agrees not to assert any rights or defenses with respect to any actions the Bank may take or refrain from taking with regard to the Bank Debt or any Collateral or other property now or hereafter securing any of the Bank Debt.

11. Reinstatement. If, after the receipt of any payment or application of the proceeds of any Collateral or other property securing the Bank Debt to payment of all or any part of the Bank Debt, the Bank is required to return or surrender such payment or proceeds to any person, because such payment or the application of such proceeds is or may be avoided, invalidated, set aside or declared void or voidable as a preference, fraudulent conveyance, impermissible set-off or other cause, then this agreement shall continue in effect as if such payment or application of proceeds had not been received by the Bank, whether or not the Bank is in possession of this agreement. The surrender, return or cancellation of any instrument relating to the Bank Debt shall not affect this provision.

12. Assignment. The Bank may assign or transfer all or any portion of its rights under this agreement, including any instrument relating to the Bank Debt or any Collateral or other property securing the Bank Debt, to any person or entity, and such assignee or transferee shall be vested with all rights and powers given to the Bank in this agreement.

13. Continued Reliance. The Bank, by accepting delivery of this agreement, shall be deemed to have relied upon all of its terms and conditions and shall be entitled to continue that reliance. This agreement constitutes a continuing agreement of subordination, even though at times the Borrower may not be indebted to the Bank. The Bank may continue, without notice to the Creditor, to lend monies, accept guarantees, extend credit, or modify, renew or make other financial accommodations to or for the account of the Borrower until the Bank sends the Creditor written notice of cancellation of this agreement or until the forty-fifth (45th) day following written acknowledgement by an officer of the Bank that the Bank has received written notice of revocation of this agreement from the Creditor. Any such notice of revocation shall not be effective as to (a) Bank Debt existing on the effective date of revocation, (b) Bank Debt later created pursuant to a credit facility existing on the effective date of revocation (whether or not advances or readvances by the Bank under the credit facility are optional or obligatory), or (c) any modifications or renewals of any of the Bank Debt, whether in whole or in part.

14. Subrogation. So long as this agreement remains in effect, the Creditor shall not exercise any right of subrogation or other similar rights with respect to the Bank Debt.

15. Construction. As used in this agreement the term "or" shall mean "and/or". Each person or entity executing this agreement as a "Borrower" or "Creditor" shall be jointly and severally obligated with every other person and entity executing this agreement as a "Borrower" or "Creditor" respectively. The terms "Creditor" and "Borrower" refer to any or all of the persons signing in that capacity. Section headings are for convenience of reference only and do not affect the interpretation of this agreement.

16. Expenses. The Creditor and the Borrower, jointly and severally, agree to pay upon demand all of the Bank's costs, expenses, attorney fees, including costs and attorney fees resulting from any bankruptcy proceedings, incurred by the Bank in connection with any enforcement of this agreement.

17. Notice. Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Bank, at its main office if no other address of the Bank is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third Delivery Day after the notice is deposited in the mail. "Delivery Day" means a day other than a Saturday, a Sunday, or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

18. Binding Effect; Counterparts. This agreement binds the Borrower and the Creditor and their respective heirs, personal representatives, successors and assigns, and benefits the Bank, its successors and assigns. This agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. This agreement may not be amended or modified except by a writing signed by each of the parties to this agreement.

19. Governing Law and Venue. This agreement is delivered in the State of Illinois and governed by Illinois law (without giving effect to its laws of conflicts). The Borrower and the Creditor agree that any legal action or proceeding against it with respect to any of its obligations under this agreement may be brought in any state or federal court located in such state, as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Borrower and the Creditor submit to and accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts. The Borrower and Creditor waive any claim that the State of Illinois is not a convenient forum or the proper venue for any such suit, action or proceeding.

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WAIVER OF SPECIAL DAMAGES. THE BORROWER AND THE CREDITOR WAIVE, TO THE MAXIMUM
EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER. THE BORROWER, THE CREDITOR AND THE BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) AMONG THE BORROWER, THE CREDITOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE OR CONTINUE PROVIDING THE FINANCING EVIDENCED BY THE BANK DEBT.

     EXECUTED by each party on the date indicated below its signature, but effective as of 5/31, 2002.

Borrower:                                         Creditor:

Alltech Associates, Inc.


By: /s/ Geoffry Matlin                            By: /s/ Richard A. Dolan
    ------------------------------------              --------------------------
    GEOFFRY MATLIN                 CFO                Richard A. Dolan
    Printed Name                   Title              Printed Name

Dated: MAY 30, 2002                               Dated: MAY 31, 2002


    Bank:
    American National Bank and Trust Company of
    Chicago


By: /s/ Thomas A. O'Grady
    -----------------------------------------
    Thomas A. O'Grady    First Vice President
    Printed Name                        Title

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$2,800,000                                       Date: 5/30/02

For Value Received, the undersigned Alltech Associates, Inc., an Illinois corporation, promises to pay the order of Richard Dolan, an individual TWO MILLION, EIGHT HUNDRED THOUSAND AND NO\100 DOLLARS
At Deerfield, Illinois
Due on Demand.

No.                                        Alltech Associates, Inc.
   ---------------------                   an Illinois corporation
Due on Demand


                                           By: /s/ Geoffry Matlin
                                               ----------------------------

                                           Its: CFO

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